LETTER OF INTENT

THIS Letter of Intent (“LOI”) is made and entered into this 12th day of June 2012, between Energiz Renewable, Inc., a Florida corporation, ("Energiz”), and Adam Tannenbaum (“Tannenbaum”).

RECITALS:

WHEREAS, Energiz common shares are traded on the Over the Counter Bulletin Board market under the symbol ERIP and Energiz is a fully reporting company pursuant to the Securities Exchange Act of 1934.

WHEREAS, Tannenbaum has entered into agreements with AMP Electric Vehicles, Electric Blue, Li-ion Motors, Green Energy Transportation, AC Propulsion, and Phoenix Motorcars to work in cooperation with EVE (as defined below) to establish and promote electric conversion vehicles and electric cars for distribution initially in the State of Israel and then worldwide.  In addition, the parties will work to their mutual benefit to establish a system to capture the energy wasted at commercial establishments and office building while providing docking stations for electric vehicles.

WHEREAS, Tannenbaum intends to form Electric Vehicle Evolution, Inc. (“EVE”) in the State of Nevada and assign said agreements to EVE upon its formation.

WHEREAS, the parties intend to enter into this binding LOI, as an outline for producing final documents for the capitalization of EVE and the stock purchase in Energiz by EVE pursuant to the terms, conditions and warranties agreed below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

Energiz agrees to provide capitalization to EVE for up to $7,000,000. The initial round will be for $1,000,000. Upon the completion of the initial capitalization, Energiz shall receive common shares of EVE equal to ten percent of the issued and outstanding common shares. Energiz shall also assist in the registration of EVE’s common shares with the Securities and Exchange Commission. It is intended to file an S1  or S4 registration.

2.

 After the initial capitalization of EVE, EVE agrees to purchase common stock of Energiz in an amount equal to ten percent of issued and outstanding common stock for $250,000.

3.

Simultaneous with the stock purchase by EVE, Energiz shall appoint Tannenbaum to the Board of Directors of Energiz.  In conjunction with his appointment

1

as a director, Tannenbaum shall be issued 3,000,000 common shares of Energiz. Energiz is intent on expanding the Board of Directors to five members, with the share holder’s approval.

4.

Simultaneously with the stock purchase in Energiz, EVE shall appoint David Brown to the Board of Directors of EVE.

5.

Energiz is being granted an option to purchase all the outstanding share of EVE.

6.

Prior to closing, Energiz shall be required to file the necessary documentation with the Securities and Exchange Commission to bring Energiz in compliance with law, including without limitation its 10-Q, 10-K and to make sure Energiz is DTC operational.

7.

This letter of intent summarizes the principal terms of a proposed capitalization of EVE and the stock purchase in Energiz.  The terms and conditions are subject to change.

8.

Closing:

The closing shall take place at a time and location to be mutually selected by the parties. The parties mutually agree to exert commercially reasonable efforts for a closing on or before 90 days after execution of this LOI, or on such later date as shall have been agreed to by Energiz and Tannenbaum in writing, prior to closing.

9.

Authority:

Tannenbaum and Energiz mutually warrant and represent that they have the full power and authority to enter into this LOI and to conclude the transaction described herein, and no contract or LOI to which Tannenbaum or Energiz is a party prevents any of them from concluding the transaction described herein and/or conflicts with the terms of this LOI or its performance, nor is the consent of any third party required thereof.  Energiz is a corporation duly organized, validly existing, and in good standing under the laws of Florida, and has the corporate power to own its properties and carry on its business as now being conducted.  Energiz's Board of Directors has approved this LOI, the transaction contemplated by it, and the execution and delivery of the documents required.

10.

Survival of Representations and Warranties:

All of the representations and warranties contained in this LOI shall survive delivery by the parties of the consideration to be given by them hereunder and shall survive and continue after the closing.

11.

Entirety of Agreement:

No warranties, representations, promises or agreements have been made between the parties other than as expressly herein set forth, and neither Buyer, Seller nor Company shall be nor are they bound by any warranties, representations, promises or agreement not set forth herein. This Letter of Intent constitutes the entire agreement and understanding of the parties and cannot be modified except in writing executed by all of the parties hereto.

12.

Choice of Law:

This LOI shall be governed by and constituted under the laws of the State of Florida.  Both Tannenbaum and Energiz hereby acknowledge that this LOI was fully negotiated and executed in the State of Florida.

2

13.

Notice:

All notices to be given with respect to the terms and conditions of this contract shall be in writing. Each notice shall be sent by registered or certified mail, postage prepaid and returned receipt requested to the party to be notified at the address set forth below or at such other address as either party from time to time may designate in writing. Every notice shall be deemed to have been given at the time it shall be deposited with the United States Mail, with sufficient postage affixed thereon, in the manner prescribed herein.

Energiz:

Energiz Renewable, Inc.

Harbor View 2-F

135 First Street

Keyport, NJ 07735

Tannenbaum:

Adam Tannenbaum

18 Uri Ben Baruch St.

Ashdod, Israel

14.

Severability:

The invalidity or unenforceability of any particular provision of this LOI shall not affect any other provision hereof, and in the event that any provision hereof is found by a Court of competent jurisdiction to be invalid or unenforceable provision has never comprised part hereof, the remaining provisions hereof shall remain in full force and effect and shall not be affected by the invalid or unenforceable provision or by it severance here-from.

15.

Binding Effect:

This LOI shall bind and inure to the benefit of the parties, their successors, assigns, personal representations, heirs and legatees of the parties hereto.

16.

Assignment:

Energiz shall not assign this LOI without prior written approval of the Tannenbaum.  Tannenbaum shall likewise not assign this LOI without the written consent of Energiz.

17.

Expenses:

Energiz and Tannenbaum shall each pay their own expenses and costs in connection with this LOI and the transaction contemplated hereby.

18.

Multiple Counterparts:

This LOI may be executed in any number of counterparts, each of which shall be deemed an original.

19.

Paragraph Headings:

The various paragraph heading are inserted for convenience of reference only, and shall not affect the meaning or interpretation of this contract or any sections thereof.

20.

Waiver:

No waiver or modification of this LOI or of any covenant, condition or limitation contained herein shall be valid, unless in writing, and duly executed by the party to be charged therewith. The failure of either party hereto to exercise or otherwise act with respect to any of its rights hereunder in the event of a breach of any of the terms or conditions hereof by the other party shall not be construed as a waiver of such breach, nor thereafter prevent such party from enforcing strict compliance with any and all of the terms and conditions hereof.

3

IN WITNESS WHEREOF, the parties hereto have executed this Letter of Intent upon the day and year set forth below and acknowledges a receipt of a copy hereof.

DATE: June 12, 2012 Energiz Renewable, Inc. /s/David Brown ____________________________ David Brown, Chairman	DATE: June 12, 2012 Tannenbaum: /s/Adam Tannenbaum ________________________________ Adam Tannenbaum

4